UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2024

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 628-3100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TSNDF”.

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2024, TerrAscend Corp. (the “Company”) and TerrAscend USA, Inc., as guarantors, and each of WDB Holding CA, Inc., WDB Holding PA, Inc., WDB Holding MI, Inc., Moose Curve Holdings, LLC, and Hempaid, LLC, including certain of each of their respective subsidiaries, as borrowers (collectively, the “Borrowers”), and FG Agency Lending LLC, as the Administrative Agent (the “Agent”) entered into a Loan Agreement (the “FG Loan”). The FG Loan provides for a four-year, $140 million senior-secured term loan with an initial draw on August 1, 2024, upon closing of the FG Loan, of $114 million (the “Initial Draw”) and a delayed draw of $26 million expected to occur on September 30, 2024 (the “Delayed Draw”).

Proceeds from the Initial Draw were used to retire the Ilera Term Loan (as defined below), the Company’s commercial loan with Stearns Bank, and certain other indebtedness of the Company (collectively, the “Retired Loans”), in addition to being used for working capital and general corporate purposes. As a result, each outstanding obligation under the Retired Loans were repaid in full and subsequently terminated. The proceeds from the Delayed Draw will be used to retire the Company’s loan with Chicago Atlantic Admin, LLC (as administrative and collateral agent for certain lenders), that will result in the loan being repaid in full and subsequently terminated upon the Delayed Draw.

The FG Loan is guaranteed by the Company and TerrAscend USA, Inc. and is secured by substantially all of the assets of the Borrowers. The FG Loan bears interest at 12.75% per annum and matures on August 1, 2028. No warrants were issued as part of the FG Loan.

The FG Loan includes negative covenants that are usual for facilities and transactions of this type. The FG Loan contains covenants that limit the Borrowers’ ability to, among other things: (i) incur additional indebtedness or guarantee indebtedness; (ii) create liens; (iii) pay dividends; (iv) make investments; (v) enter into transactions with its affiliates; and (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their respective assets. The FG Loan also includes a minimum liquidity covenant with respect to the Borrowers.

If an event of default occurs and is not cured within an applicable grace period or waived, the principal amount, any accrued interest and any other obligations outstanding under the FG Loan may become immediately due and payable.

Certain funds controlled by the Company’s Executive Chairman, Jason Wild, a related party of the Company, have invested approximately $7.5 million under the FG Loan.

The foregoing description of the FG Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the FG Loan, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

Item 1.02 Termination of a Material Definitive Agreement.

On August 1, 2024, the proceeds from the Initial Draw were used, in part, to retire the Company’s existing senior-secured term loan under that certain Credit Agreement, dated December 18, 2020, by and among WDB Holding PA, Inc., an entity that is consolidated in the financial statements of the Company, the lenders party thereto and Acquiom Agency Services LLC, as Administrative Agent (the “Ilera Term Loan”), pursuant to which all of the outstanding obligations under the Ilera Term Loan were repaid in full and the Ilera Term Loan was terminated.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 2, 2024, the Company issued a press release regarding the closing of the FG Loan and the Company’s plans to use the proceeds from the FG Loan to retire the Retired Loans. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking information” within the meaning of applicable securities laws. Forward-looking information contained in this Current Report on Form 8-K may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions, and forward-looking statements include, but are not limited to, statements herein with respect to the Company’s expected use of proceeds from the Delayed Draw. Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, current and future market conditions; risks related to federal, state, provincial, territorial, local and foreign government laws, rules and regulations, including federal and state laws in the United States relating to cannabis operations in the United States; and the risk factors set out in the Company’s most recently filed MD&A, filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and in the section titled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2024, as may be updated by the Company’s Quarterly Reports on Form 10-Q and other filings it files with the SEC from time to time.

The statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K. The Company disclaims any intent or obligation to update any forward-looking information, whether, as a result of new information, future events, or results or otherwise, other than as required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	August 2, 2024	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer